UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 20, 2013

BOULDER BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33595	20-2949397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 West Century Road - Suite 260 Paramus, New Jersey	07652
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (201) 568-9300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

On December 23, 2013, a subsidiary of Boulder Brands, Inc. (the “Company”) acquired all of the issued and outstanding units of Phil’s Fresh Foods, LLC (“Phil’s Fresh Foods”), owner of EVOL Foods, for a purchase price of $48 million in cash (before future tax benefits the net present value of which is estimated to be $8 million), subject to a customary working capital adjustment, pursuant to a unit purchase agreement (the “Purchase Agreement”) by and among the Company, GFA Brands, Inc., a wholly-owned subsidiary of the Company (in such capacity, “Buyer”), Burrito Investment Group LLC, an investment vehicle owned by Revelry Brands LLC and Spier Capital Management LLC, ACG Burrito Investors LLC, an affiliate of Alliance Capital Growth LLC, Burrito Holding Company, Inc., an affiliate Philip Anson, Chief Operating Officer and co-founder of Phil’s Fresh Foods, and Phil’s Incentive Company, LLC. $4.8 million of the purchase price will be held in escrow to secure the Sellers’ obligations to indemnify the Company. The Company funded the purchase price using a combination of cash on hand and borrowing under the amended Credit Agreement (as defined below).

The Purchase Agreement contains various representations, warranties and indemnification obligations of the parties thereto. The representations and warranties of each party set forth in the Purchase Agreement have been made solely for the benefit of the other parties to the Purchase Agreement and such representations and warranties should not be relied on by any other person. In addition, such representations and warranties (1) have been qualified by disclosures made to the other party in connection with the Purchase Agreement, (2) are subject to the materiality standards contained in the Purchase Agreement which may differ from what may be viewed as material by investors and (3) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement.

The summary description of the Purchase Agreement and the transactions contemplated therein does not purport to be complete and is qualified in its entirety by reference to the full text thereof, a copy of which is attached to this Current Report on Form 8-K as Exhibit 2.1, and the terms of which are incorporated herein by reference.

Financing Amendments

On December 20, 2013, the Company entered into the First Amendment to Credit Agreement (the “First Amendment”) by and among GFA Brands, Inc., UHF Acquisition Corp. and Udi’s Healthy Foods, LLC, all wholly owned subsidiaries of the Company, as borrowers (collectively, the “Borrowers”), the Company, as a guarantor, the financial institutions listed on the signature pages thereto, as lenders, and Citibank, N.A., as administrative agent (the “Administrative Agent”). The First Amendment amends the Credit Agreement, dated as of July 9, 2013 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), by and among the Borrowers, the Company, the direct and indirect subsidiaries of the Borrowers from time to time party thereto, as guarantors, the several financial institutions from time to time party thereto, as lenders, and the Administrative Agent.

Pursuant to the First Amendment, the Credit Agreement was amended to, among other things, increase the aggregate principal amount of the term loan facility from $250 million to $275 million.

The summary description of the First Amendment in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

On December 20, 2013, the Company entered into the Second Amendment to Credit Agreement (the “Second Amendment”) by and among the Borrowers, the Company, as a guarantor, the financial institutions listed on the signature pages thereto, as lenders, and the Administrative Agent. The Second Amendment further amends the Credit Agreement.

Pursuant to the Second Amendment, the Credit Agreement was amended to, among other things, increase the maximum senior secured funded debt to consolidated EBITDA ratio covenant by 0.25x starting from the fiscal quarter ending December 31, 2013.

The summary description of the Second Amendment in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K (including information included or incorporated by reference herein) includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. These statements may include use of the words “expect”, “anticipate”, “plan”, “intend”, “project”, “may”, “believe” and similar expressions. Such statements are based upon current beliefs and expectations and are subject to significant risks and uncertainties. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the Company’s ability to successfully integrate and operate the Phil’s Fresh Foods business and realize the expected benefits of the Phil’s Fresh Foods acquisition; potential changes to future tax rates; unexpected costs, charges, liabilities, or expenses resulting from the transaction; potential adverse reactions or changes in business relationships resulting from the announcement or completion of the transaction; the possibility that Phil’s Fresh Foods growth may occur at a rate less than the Company anticipates; and those other risks and uncertainties set forth in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, which is available at the SEC’s Web site http://www.sec.gov. The information set forth herein speaks only as of the date hereof, and any intention or obligation to update any forward looking statements as a result of developments occurring after the date hereof is hereby disclaimed.

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth above under Item 1.01 is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On December 23, 2013, the Company issued a press release announcing, among other things, that it had entered into the Purchase Agreement and the Credit Agreement amendments effected by the First Amendment and the Second Amendment. The text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

On December 23, 2013, the Company also posted an investor presentation related to the acquisition on the “Investor Center” page of its Web site www.boulderbrands.com. The presentation provides information on Phil’s Fresh Foods and an overview of the acquisition. A copy of the investor presentation is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)

Exhibits.

2.1	Unit Purchase Agreement, dated as of December 23, 2013, by and among GFA Brands, Inc., a Delaware corporation, Boulder Brands, Inc., a Delaware corporation, Burrito Investment Group LLC, a Delaware limited liability company, ACG Burrito Investors LLC, a Delaware limited liability company, Burrito Holding Company, Inc., a Delaware corporation, Phil’s Incentive Company, LLC, a Delaware limited liability company, and Burrito Investment Group LLC, in the capacity of Seller Representative (as defined therein)

10.1	First Amendment to Credit Agreement, dated as of December 20, 2013, by and among GFA Brands, Inc., a Delaware corporation, UHF Acquisition Corp., a Delaware corporation, and Udi’s Healthy Foods, LLC, a Colorado limited liability company, as borrowers, Boulder Brands, Inc., a Delaware corporation, as a guarantor, the financial institutions listed on the signature pages thereto, as lenders, and Citibank, N.A., as administrative agent

10.2	Second Amendment to Credit Agreement, dated as of December 20, 2013, by and among GFA Brands, Inc., a Delaware corporation, UHF Acquisition Corp., a Delaware corporation, and Udi’s Healthy Foods, LLC, a Colorado limited liability company, as borrowers, Boulder Brands, Inc., a Delaware corporation, as a guarantor, the financial institutions listed on the signature pages thereto, as lenders, and Citibank, N.A., as administrative agent

99.1	Press Release, dated December 23, 2013

99.2	Slides from Investor Presentation related to the Acquisition of Evol Foods, dated December 23, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 24, 2013	BOULDER BRANDS, INC.
(registrant)

	By:	/s/ Christine Sacco
Christine Sacco Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1

Unit Purchase Agreement, dated as of December 23, 2013, by and among GFA Brands, Inc., a Delaware corporation, Boulder Brands, Inc., a Delaware corporation, Burrito Investment Group LLC, a Delaware limited liability company, ACG Burrito Investors LLC, a Delaware limited liability company, Burrito Holding Company, Inc., a Delaware corporation, Phil’s Incentive Company, LLC, a Delaware limited liability company, and Burrito Investment Group LLC, in the capacity of Seller Representative (as defined therein)

10.1

First Amendment to Credit Agreement, dated as of December 20, 2013, by and among GFA Brands, Inc., a Delaware corporation, UHF Acquisition Corp., a Delaware corporation, and Udi’s Healthy Foods, LLC, a Colorado limited liability company, as borrowers, Boulder Brands, Inc., a Delaware corporation, as a guarantor, the financial institutions listed on the signature pages thereto, as lenders, and Citibank, N.A., as administrative agent

10.2

Second Amendment to Credit Agreement, dated as of December 20, 2013, by and among GFA Brands, Inc., a Delaware corporation, UHF Acquisition Corp., a Delaware corporation, and Udi’s Healthy Foods, LLC, a Colorado limited liability company, as borrowers, Boulder Brands, Inc., a Delaware corporation, as a guarantor, the financial institutions listed on the signature pages thereto, as lenders, and Citibank, N.A., as administrative agent

99.1	Press Release, dated December 23, 2013
99.2	Slides from Investor Presentation related to the Acquisition of Evol Foods, dated December 23, 2013